TEMPLETON

CHINA

WORLD

FUND, INC.

ANNUAL REPORT
AUGUST 31, 1996


Templeton China World
Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[LOGO]
FRANKLIN TEMPLETON

TEMPLETON CHINA
WORLD FUND

[PHOTOGRAPH]

J. Mark Mobius, Ph.D.
President
Templeton China
World Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $9 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton China World Fund, Inc. seeks long-term capital appreciation through equity investments in "China companies."

October 15, 1996

Dear Shareholder:

We are pleased to bring you the third annual report for the China World Fund, which covers the fiscal year ended August 31, 1996.

Throughout the reporting period, stock prices of "China companies" were buffeted by the political turmoil typical of the region. In the spring, China's human rights record, abuse of intellectual property rights, and conditions for the renewal of its "most-favored-nation" trading status were subjects under discussion in the U.S. Congress. Although the Chinese government threatened military action against Taiwan, investors appeared encouraged by the fairness and openness of elections in Taiwan.

During this period, the Chinese government instituted an austerity program intended to slow the extraordinarily fast economic growth of 1993 and 1994, decrease the rate of inflation, and prevent speculative bubbles in commodity markets. By August 31, economic growth and inflation had been successfully reduced to more manageable levels, as gross domestic product declined from 11.8% in 1994 to an estimated annual rate under 9% in the first quarter of 1996, and inflation slowed from an annual rate of more than 25% in October 1994 to a rate of 8.3% for the twelve months ended July 31, 1996. When the Chinese government responded by cutting interest rates in May and again in August, many investors believed that more interest rate reductions would follow, and as a result, stock prices of many "China companies" moved higher.

[GRAPH]


TEMPLETON CHINA WORLD FUND

Geographic Distribution on 8/31/96
Based on Total Net Assets
-------------------------
Hong Kong . . . . . . . . . . . . .  68.8%
China . . . . . . . . . . . . . . .  19.0%
Taiwan  . . . . . . . . . . . . . . . 2.0%
Short-Term Obligations
& Other Net Assets  . . . . . . . .  10.2%


Within this environment, your Fund posted a one-year total return of 11.75% in market-price terms, as shown in the Performance Summary on page 5. Based on the change in actual net asset value, the total return was 14.44%. This compares with a 26% rise in Hong Kong's Hang Seng Index, a 32% increase in Taiwan's stock market, a 22% increase in China's Shenzhen "B" Share Index, and a 17% decrease in the Shanghai "B" Share Index for the same period. Although the Fund was outperformed by three of these averages, we believe this reflects the fact that our portfolio is made up of bargain stocks which were out of favor when we purchased them, some of which may have not yet regained favor in the market.

On August 31, 1996, 68.8% of the Fund's total net assets were invested in Hong Kong, 19.0% in mainland China, 2.0% in Taiwan, and the remaining 10.2% was held in cash and other liquid assets. Since we believed that Hong Kong-listed stocks were selling at bargain prices due to the political uncertainty surrounding Hong Kong's imminent handover to China, we increased our holdings during the period by 2.3% of total net assets. Two of our largest individual holdings continued to be New World Development Co. and Sun Hung Kai Properties, companies with large real estate holdings and commercial interests in Hong Kong and China.

Looking forward, we are generally optimistic about the financial markets in China, Hong Kong and Taiwan. We believe that the recent slowdown in China's inflation rate may lead to a further decline in interest rates there. Additionally, in our opinion, the concerns about Hong Kong's future are already reflected in equity prices, as indicated by the narrowing gap between bond yields in the U.S. and in Hong Kong. We believe we have been able to pick up numerous bargains in Hong Kong, and have a positive outlook for the Fund as the transfer of political power to the Chinese approaches.


TEMPLETON CHINA WORLD FUND

Top Ten Holdings as of 8/31/96
Based on Total Net Assets

                                               % of Total
Company, Industry, Country                     Net Assets
--------------------------                     ----------
HSBC Holdings PLC
Banking, Hong Kong                                 9.2%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                          8.1%

New World Development Co. Ltd.
Real Estate, Hong Kong                             7.5%

Sun Hung Kai Properties Ltd.
Real Estate, Hong Kong                             7.0%

Hang Lung Development Co. Ltd.
Real Estate, Hong Kong                             5.6%

Jardine Strategic Holdings Ltd.
Multi-Industry, Hong Kong                          2.2%

Hopewell Holdings Ltd.
Construction & Housing, Hong Kong                  2.1%

Dairy Farm International Holdings Ltd.
Merchandising, Hong Kong                           2.1%

Hongkong Electric Holdings Ltd.
Utilities - Electrical & Gas, Hong Kong            2.1%

Goldlion Holdings Ltd.
Textiles & Apparel, Hong Kong                      1.8%

For a complete list of portfolio holdings, please see page 9 of this report.


This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 535% in the last 15 years, but has suffered six declines of more than 20% during that time.(1)

Thank you for investing in the Templeton China World Fund. We appreciate your confidence and look forward to any comments you may have.


(1) Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1996.

PERFORMANCE SUMMARY

In market-price terms, the Templeton China World Fund produced a total return of 11.75% for the one-year period ended August 31, 1996. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 14.44% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) increased by 87.5 cents ($0.875), from $10.50 per share on August 31, 1995 to $11.375 on August 31, 1996, while the net asset value increased by $1.32, from $12.07 to $13.39.

Shareholders received combined distributions of 33.5 cents ($0.335) per share, including short-term capital gains of 1 cent ($0.01) and dividend income totaling 32.5 cents ($0.325). Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

TEMPLETON CHINA WORLD FUND

Periods Ended 8/31/96

                                                            Since
                                                            Inception
                                        One-Year            (9/9/93)
Cumulative Total Return(1)
    Based on change
    in net asset value                    14.44%             7.99%

    Based on change
    in market price                       11.75%           -13.88%

Average Annual Total Return(2)
    Based on change
    in net asset value                    14.44%             2.61%

    Based on change
    in market price                       11.75%            -4.89%


(1) Cumulative total returns show the change in value of an investment over the periods indicated.

(2) Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO SHANGHAI.

We arrived in Shanghai, late in the evening, after a short flight from Hong Kong. As we drove to our hotel I had a chance to reflect on how the city had changed since I first visited it in 1987. Ever since Shanghai was opened to foreign trade in 1842, it has been at the forefront of China's relations with the outside world. Evidence of this is the architecturally staggering Bund, a boulevard along the Huangpu River lined with 19th century European-style stone buildings. The Bund was home to the British, French and Americans until they were expelled by Chinese forces in 1927.

Today, Shanghai is embracing westernism like no other part of China. It has become a city that does not sleep, with construction work on skyscrapers continuing throughout the night, particularly in the section across the river from Old Shanghai. The rattle and hum of bowling alleys can be heard in many places; American fast-food restaurants are almost everywhere; and old factories have been replaced by those employing the latest technology. However, the government's austerity program has affected corporate earnings, and rents have recently started to drop as the supply of new buildings has begun to exceed demand. In my opinion, the economy should probably improve if restrictions on credit are eased next year. The People's Bank of China (PBoC), which controls the price and supply of money, has already cut lending rates, and further cuts may take place.

While in Shanghai, we visited many companies and saw the impact of the government's austerity measures at first hand. In the Pudong area, we inspected the Xingfu Motorcycle Plant, a producer of motorcycles distributed through independent dealers. Because bank credit is tight, the company had to extend credit lines to these dealers so that they could operate effectively. Designed by the Shanghai Design Institute, this gleaming factory resembles modern factories found elsewhere in the world, while reflecting the cosmopolitan feel of Shanghai. It uses German, Japanese and local machines and is jointly owned by a Thai company and the Shanghai Automotive Industry Corporation. Xingfu means "happiness" in

Chinese, and in my opinion, the owners of this new plant should be very happy.

From the Xingfu Motorcycle Plant we found our way, with some difficulty, to the Gold Peak factory. Roads and factories have sprung up so quickly in the Pudong area that even taxi drivers often cannot find them. When we visited this factory many years ago, it was producing batteries for the cheap end of the market. Now, it produces high technology batteries for watches, calculators and other small electronic devices. Most of the workers are women, paid about RMB800 (US$100) per month plus an allowance for housing and for lunch. Clean and well-lit, the factory is owned by a Singapore-listed company whose parent company, Gold Peak Industries Ltd., is listed on the Hong Kong Stock Exchange.

[GRAPHIC - MAP OF CHINA]

Located at the center of the fastest growing region of the fastest growing country in the world, Shanghai is a powerhouse of the Chinese economy. In my opinion, it will eventually bring China to the forefront of the world economy. For this fact alone, companies based in Shanghai will demand our close attention for a long time to come.*

Sincerely,

J. MARK MOBIUS

J. Mark Mobius, Ph.D.

President
Templeton China World Fund, Inc.


* The letter reflects the strategies employed for the Fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                         PERIOD FROM
                                                                                                      SEPTEMBER 9, 1993
                                                                       YEAR ENDED AUGUST 31            (COMMENCEMENT OF
                                                               -----------------------------------      OPERATIONS) TO
                                                                     1996                1995          AUGUST 31, 1994
                                                               -----------------    ---------------    ----------------
Net asset value, beginning of period                               $   12.07           $   14.92           $  14.10
                                                                    --------            --------           --------
Income from investment operations:
   Net investment income                                                 .27                 .33                .16
   Net realized and unrealized gain (loss)                              1.39               (1.91)               .79
                                                                    --------            --------           --------
Total from investment operations                                        1.66               (1.58)               .95
                                                                    --------            --------           --------
Underwriting expenses deducted from capital                               --                  --               (.07)
Distributions:
   Dividends from net investment income                                 (.33)              (0.20)              (.06)
   Distributions from net realized gains                                (.01)              (1.07)                --
                                                                    --------            --------           --------
Total distributions                                                     (.34)              (1.27)              (.06)
                                                                    --------            --------           --------
Change in net asset value                                               1.32               (2.85)               .82
                                                                    --------            --------           --------
Net asset value, end of period                                     $   13.39           $   12.07           $  14.92
                                                                    ========            ========           ========
TOTAL RETURN*
Based on market value per share                                       11.75%            (29.58)%              9.54%
Based on net asset value per share                                    14.44%            (11.13)%              6.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                    $ 272,996           $ 245,982           $297,835
Ratio of expenses to average net assets                                1.65%               1.65%              1.84%**
Ratio of net investment income to average net assets                   2.14%               2.77%              1.09%**
Portfolio turnover rate                                               14.47%               3.01%             81.81%
Average commission rate paid (per share)                           $   .0025                  --                 --

 *NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, August 31, 1996

-------------------------------------------------------------------------------------------------------------------------
       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 89.8%
-------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 4.5%
                        Hualing Holdings Ltd.                                         H.K.      3,534,500    $    342,823
                        Semi-Tech (Global) Co. Ltd.                                   H.K.      2,367,406       3,995,428
                       *Shanghai Narcissus Electric Appliances Co. Ltd., B            Chn.      3,143,800         433,844
                       *Shanghai Shangling Electric Appliance, B                      Chn.      6,066,280       2,717,694
                       *Shanghai Vacuum Electron Devices Co. Ltd., B                  Chn.      9,960,044       1,414,326
                        Shenzhen Huafa Electronics Co. Ltd., B                        Chn.      2,442,000         540,035
                        Shenzhen Konka Electronic Group Co. Ltd., B                   Chn.        651,000         614,588
                        Tsann Kuen Enterprise Co. Ltd., B                             Chn.      7,584,200       2,206,848
                                                                                                             ------------
                                                                                                               12,265,586
-------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.9%
                        Jardine International Motor Holdings Ltd.                     H.K.      3,252,000       4,226,654
                        Qing Ling Motors Co. Ltd., H                                  Chn.      2,280,000         877,207
                                                                                                             ------------
                                                                                                                5,103,861
-------------------------------------------------------------------------------------------------------------------------
BANKING: 9.2%
                        HSBC Holdings PLC                                             H.K.      1,449,194      25,020,032
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.0%
                        Leefung-Asco Printers Holdings Ltd.                           H.K.      1,127,000          80,162
-------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.4%
                        China Southern Glass Co. Ltd., B                              Chn.      2,752,152       1,103,352
                        K Wah International Holdings Ltd.                             H.K.     15,755,348       3,280,454
                       *K Wah International Holdings Ltd., wts.                       H.K.      1,445,978          62,645
                       *Shanghai Yaohua Pilkington Glass, B                           Chn.      4,040,000       2,020,000
                                                                                                             ------------
                                                                                                                6,466,451
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.1%
                        Shanghai Chlor-Alkali Chemical Co. Ltd., B                    Chn.      9,459,000       2,118,816
                        Shanghai Pechemical Co. Ltd., H                               Chn.     18,370,000       4,751,374
                        Shenzhen Petrochemical (Group) Shareholding Co. Ltd., B       Chn.      5,088,720       1,513,619
                                                                                                             ------------
                                                                                                                8,383,809
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 2.2%
                        Hopewell Holdings Ltd.                                        H.K.     11,065,579       5,903,073
                       *Road King Infrastructure Ltd.                                 H.K.         13,000          11,432
                        Wai Kee Holdings Ltd.                                         H.K.        170,000          39,793
                                                                                                             ------------
                                                                                                                5,954,298
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 0.6%
                       *China Treasure Telecomunications Holdings Ltd.                H.K.      4,748,000         171,929
                       *China Treasure Telecomunications Holdings Ltd., wts.          H.K.        214,000           2,712
                       *Great Wall Electronic International Ltd.                      H.K.     12,668,000         810,949

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

-------------------------------------------------------------------------------------------------------------------------
       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (cont.)
                       *Shanghai Automation Instrumentation Co., B                    Chn.        782,345    $    132,999
                       *Yageo Corp.                                                   Twn.        364,000         662,601
                                                                                                             ------------
                                                                                                                1,781,190
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.1%
                       *S. Megga International Holdings Ltd.                          H.K.      8,508,000         269,571
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.6%
                        JCG Holdings Ltd.                                             H.K.        813,000         693,928
                        Min Xin Holdings                                              H.K.      1,580,000         347,365
                        Peregrine Investments Holdings Ltd.                           H.K.      1,430,000       2,015,778
                       *Peregrine Investments Holdings Ltd., wts.                     H.K.        158,100          25,762
                        Sun Hung Kai & Co. Ltd.                                       H.K.      4,318,000       1,326,253
                                                                                                             ------------
                                                                                                                4,409,086
-------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 2.4%
                        C.P. Pokphand Co. Ltd.                                        H.K.         23,000           7,808
                       *Fairwood Holdings Ltd.                                        H.K.      4,530,000         322,211
                        NG Fund Hong Ltd.                                             H.K.      2,784,000       1,350,145
                       *President Enterprises Corp.                                   Twn.      3,146,832       4,765,931
                        Shanghai New Asia Group Co. Ltd., B                           Chn.        384,000         186,624
                                                                                                             ------------
                                                                                                                6,632,719
-------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 0.8%
                        Zhuhai Sez Lizhu Pharmaceutical Group Inc., B                 Chn.      5,977,600       2,125,884
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 1.2%
                        Shanghai Refrigerator Compressor Co. Ltd., B                  Chn.      1,649,880         874,436
                        Shanghai Rubber Belt Co. Ltd., B                              Chn.      4,170,270         658,903
                        Shanghai Tyre & Rubber Co. Ltd., B                            Chn.      6,730,990       1,682,748
                                                                                                             ------------
                                                                                                                3,216,087
-------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.3%
                       *Glynhill International Ltd.                                   H.K.      1,950,000          70,611
                        Shanghai Jin Jiang Tower Co. Ltd., B                          Chn.      2,848,947         649,560
                                                                                                             ------------
                                                                                                                  720,171
-------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.9%
                       *China Textile Machinery Co. Ltd., B                           Chn.     13,612,200       1,633,464
                        Guangzhou Shipyard International Co. Ltd., H                  Chn.      2,644,000         632,577
                        Northeast Electric Transmission & Transformation              H.K.      3,980,000         700,006
                       *Shanghai Erfangji Textile Machinery Co. Ltd., B               Chn.     11,745,261       1,244,998

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

-------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING (cont.)
                       *Shanghai Industrial Sewing Machine Corp.                      Chn.      2,155,100    $    273,698
                       *Shanghai Steel Tube Co. Ltd., B                               Chn.      5,263,500         684,255
                                                                                                             ------------
                                                                                                                5,168,998
-------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 3.8%
                        Dairy Farm International Holdings Ltd.                        H.K.      7,201,307       5,689,033
                        Dickson Concepts (International) Ltd.                         H.K.      1,924,000       2,338,907
                        Fortei Holdings Ltd.                                          H.K.      9,582,000         780,687
                        Joyce Boutique Holdings Ltd.                                  H.K.        669,000         177,362
                       *Linkful International Holdings Ltd.                           H.K.      1,700,000          62,658
                        Wo Kee Hong Holdings Ltd.                                     H.K.      9,856,000         943,219
                       *Wo Kee Hong Holdings Ltd., wts.                               H.K.      1,971,200          40,788
                       *Yaohan Hongkong Corp. Ltd.                                    H.K.      6,888,000         307,321
                                                                                                             ------------
                                                                                                               10,339,975
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 0.2%
                        Maanshan Iron & Steel Co. Ltd., H                             Chn.      3,524,000         638,034
-------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES: 0.0%
                        Luoyang Glass Co. Ltd., H                                     Chn.        500,000          86,647
-------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 16.8%
                        Cheung Kong Holdings Ltd.                                     H.K.      3,168,000      22,226,188
                       *Cheung Kong Infrastructure Hldgs. Ltd.                        H.K.        676,000       1,105,904
                        CNT Group Ltd.                                                H.K.     16,802,770       1,499,374
                        Jardine Matheson Holdings Ltd.                                H.K.        605,971       3,817,617
                        Jardine Strategic Holdings Ltd.                               H.K.      1,834,000       5,868,800
                       *Jardine Strategic Holdings Ltd., wts.                         H.K.        167,000          45,925
                        Lai Sun Garment International Ltd.                            H.K.      2,611,000       3,359,774
                        Shenzhen Gintian Industrial Co. Ltd., B                       Chn.      2,920,416         819,567
                       *Shenzhen Tellus Machinery & Electronics Co. Ltd., B           Chn.      3,036,720         640,136
                        Stelux International Holdings Ltd.                            H.K.      8,475,084       1,753,655
                        Swire Pacific Ltd., B                                         H.K.        596,500         833,133
                        Wheelock & Co. Ltd.                                           H.K.      1,929,000       3,891,678
                                                                                                             ------------
                                                                                                               45,861,751
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 24.2%
                        China Overseas Land & Investment Ltd.                         H.K.      6,048,000       1,896,722
                        Hang Lung Development Co. Ltd.                                H.K.      8,029,000      15,159,832
                        Lai Sun Development Co. Ltd.                                  H.K.     19,850,000       4,158,681
                       *Lai Sun Development Co. Ltd., wts.                            H.K.      2,183,800         186,396
                        New World Development Co. Ltd.                                H.K.      4,241,700      20,570,805
                        Shanghai Jinqiao Export Processing Zone Development, B        Chn.      4,421,560       1,680,193

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

-------------------------------------------------------------------------------------------------------------------------
       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE (cont.)
                        Shanghai Lujiaxui Finance & Trade Zone Development
                        Stock Co. Ltd, B                                              Chn.        866,000    $    798,452
                        Shanghai Waigaoqiao Free Trade Zone Development. Co., B       Chn.        616,000         234,080
                        Shenzhen Properties & Resources Development (Group)
                        Ltd., B                                                       Chn.      5,282,860       1,612,357
                        Sun Hung Kai Properties Ltd.                                  H.K.      1,955,100      19,089,564
                        Tian An China Investments Co. Ltd.                            H.K.      6,869,750         737,393
                                                                                                             ------------
                                                                                                               66,124,475
-------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS: 4.0%
                       +China First Pencil Co. Ltd., B                                Chn.     11,246,884       3,396,559
                       *Fu Hui Jewellery Co. (H.K.) Ltd.                              H.K.      5,382,000         146,165
                        KTP Holdings Ltd.                                             H.K.      2,122,000          65,862
                        Phoenix Co. Ltd.                                              Chn.      4,284,280         548,388
                       *Shanghai Forever Bicycle Co. Ltd., B                          Chn.      5,548,400         676,905
                       *Shanghai Wingsung Co. Ltd., B                                 Chn.      4,410,710         820,392
                        Shenzhen China Bicycles Co. (Holdings) Ltd., B                Chn.      7,520,400       1,721,449
                        Yue Yuen Industrial (Holdings) Ltd.                           H.K.     12,516,000       3,601,435
                                                                                                             ------------
                                                                                                               10,977,155
-------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 2.7%
                        Goldlion Holdings Ltd.                                        H.K.      5,547,000       4,985,664
                       *Laws International Holdings Ltd.                              H.K.      6,053,000         962,844
                        Shanghai Lian Hua Fibre Corp., B                              Chn.      4,999,560         574,949
                       *Top Form International Ltd.                                   H.K.      1,252,000          44,526
                        Tungtex (Holdings) Co. Ltd.                                   H.K.        964,000          88,515
                        Victor Onward Textile Industrial Co. Ltd., B                  Chn.      3,579,180         786,887
                                                                                                             ------------
                                                                                                                7,443,385
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 2.8%
                        Chiwan Wharf Holdings Ltd., B                                 Chn.      3,270,000       1,480,116
                        Cross Harbour Tunnel Co. Ltd.                                 H.K.      1,170,000       2,564,694
                       *Guangshen Railway Co. Ltd., ADR                               Chn.         80,000       1,530,000
                        IMC Holdings Ltd.                                             H.K.      2,464,000       1,402,082
                        Orient Overseas International Ltd.                            H.K.         12,000           8,846
                        Shanghai Dazhong Taxi Shareholding Co. Ltd., B                Chn.        900,000         707,400
                                                                                                             ------------
                                                                                                                7,693,138
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                                ISSUE                          COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 2.8%
                        Hongkong Electric Holdings Ltd.                         H.K.         1,885,000       $  5,631,232
                        Shandong Huaneng Power                                  Chn.           132,000          1,237,500
                        Wing Shan International Ltd.                            H.K.         5,544,000            716,974
                                                                                                             ------------
                                                                                                                7,585,706
-------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.3%
                        *East Asiatic Co. (Hong Kong) Ltd.                      H.K.         6,760,000            830,520
                                                                                                             ------------
TOTAL COMMON STOCKS ($267,629,806)                                                                            245,178,691
-------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL IN
                                                                                           LOCAL CURRENCY**
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 9.5% (cost $25,791,810)
-------------------------------------------------------------------------------------------------------------------------
                        U.S. Treasury Bills, 4.925% to 5.13% with
                        maturities to 11/21/96                                  U.S.        25,980,000         25,795,752
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.3% (cost $293,421,616)                                                                  270,974,443
OTHER ASSETS, LESS LIABILITIES: 0.7%                                                                            2,021,717
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $272,996,160
                                                                                                             ============


 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRY INDICATED.
 +SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value       $270,974,443
      (identified cost $293,421,616)
   Cash--foreign currencies                     2,167,291
   Receivables:
      Dividends                                   492,681
      Investment securities sold                   76,199
   Unamortized organization costs                   9,698
                                             ------------
         Total assets                         273,720,312
                                             ------------
Liabilities:
   Payable for investment
      securities purchased                        190,394
   Accrued expenses                               533,758
                                             ------------
         Total liabilities                        724,152
                                             ------------
Net assets, at value                         $272,996,160
                                             ============

Net assets consist of:
   Undistributed net investment income       $  3,748,140
   Net unrealized depreciation                (22,469,667)
   Accumulated net realized gain                6,003,963
   Net capital paid in on shares of
      capital stock                           285,713,724
                                             ------------
Net assets, at value                         $272,996,160
                                             ============

Shares outstanding                             20,383,771
                                             ============

Net asset value per share
   ($272,996,160 / 20,383,771)               $      13.39
                                             ------------
                                             ------------

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Investment income:
   (net of $89,192
   foreign taxes withheld)
   Dividends                      $ 8,614,550
   Interest                         1,187,185
                                  -----------
      Total income                              $ 9,801,735
Expenses:
   Management fees (Note 3)         3,366,950
   Administrative fees (Note 3)       517,994
   Custodian fees                     104,020
   Transfer agent fees                124,543
   Reports to shareholders             19,446
   Audit fees                          37,646
   Directors' fees and expenses        35,607
   Registration and filing fees        32,340
   Legal fees (Note 3)                  3,962
   Amortization of
      organization costs                4,758
   Other                               13,764
                                  -----------
      Total expenses                              4,261,030
                                                -----------
         Net investment income                    5,540,705
Realized and unrealized gain
   (loss):
   Net realized gain (loss) on:
      Investments                   6,809,141
      Foreign currency
         transactions                (427,904)
                                  -----------
                                    6,381,237
                                  -----------
   Net unrealized appreciation
   on:
      Investments                  21,511,328
      Foreign currency
         translation of other
         assets and liabilities       408,973
                                  -----------
                                   21,920,301
                                  -----------
      Net realized and
         unrealized gain                         28,301,538
                                                -----------
Net increase in net assets
   resulting from operations                    $33,842,243
                                                ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                   1996                1995
                                                                             -----------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                    $   5,540,705       $   6,822,611
      Net realized gain on investment and foreign currency transactions            6,381,237              75,079
      Net unrealized appreciation (depreciation)                                  21,920,301         (39,053,880)
                                                                                ------------        ------------
         Net increase (decrease) in net assets resulting from operations          33,842,243         (32,156,190)
   Distributions to shareholders:
      From net investment income                                                  (6,624,726)         (3,932,176)
      From net realized gains                                                       (203,838)        (21,356,313)
   Capital share transactions (Note 2)                                                    --           5,592,621
                                                                                ------------        ------------
         Net increase (decrease) in net assets                                    27,013,679         (51,852,058)
Net assets:
   Beginning of year                                                             245,982,481         297,834,539
                                                                                ------------        ------------
   End of year                                                                 $ 272,996,160       $ 245,982,481
                                                                                ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund), is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objective by investing primarily in equity securities of China companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of August 31, 1996, there were 100,000,000 shares of capital stock authorized ($0.01 par value). During the year ended August 31, 1996 there were no share transactions. During the year ended August 31, 1995, 426,592 shares were issued for $5,592,621 from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management, Ltd. (TAML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. The Fund pays TGII monthly a fee of 0.25% per annum of the Fund's average weekly net assets, of which 0.20% is paid to Princeton Administrators, L.P. for sub-administrative services.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $3,962 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $35,258,168 and $33,699,098, respectively. The cost of securities for federal income tax purposes is $293,512,357. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

           Unrealized appreciation                      $ 39,328,570
           Unrealized depreciation                       (61,866,484)
                                                        ------------
           Net unrealized depreciation                  $(22,537,914)
                                                        ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1996 amounted to $3,396,559. For the year ended August 31, 1996, dividend income from affiliated company was $270,130 and net realized gains from disposition of affiliated companies were $142.

TEMPLETON CHINA WORLD FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton China World Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton China World Fund, Inc., as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton China World Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                                    /s/McGladrey & Pullen, LLP

                                                    [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

TEMPLETON CHINA WORLD FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. --The participant may withdraw from the Plan without penalty at any time by written notice to Chemical Mellon Securities Trust Company. Upon withdrawal, the participant will receive without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Chemical Mellon Securities Trust Company will sell the participant's share and send the proceeds, less a service fee of $5.00 and less brokerage commissions. --Whenever share are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested. --The Plan does not offer a cash purchase plan option.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton China World Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TCH.

For current information about the net asset value, call 1-800-357-0738.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                      GLOBAL INCOME                      INCOME                             FRANKLIN STATE-SPECIFIC
                                                                                                         FUNDS SEEKING
Franklin Global Health             Franklin Global Government         Franklin Adjustable Rate           TAX-FREE INCOME
 Care Fund                          Income Fund                        Securities Fund                   Alabama
Franklin Templeton                 Franklin Templeton Hard            Franklin Adjustable U.S.           Arizona*
 Japan Fund                         Currency Fun                       Government Securities Fund        Arkansas**
Templeton Developing               Franklin Templeton High            Franklin's AGE High                California*
 Markets Trust                      Income Currency Fund               Income Fund                       Colorado
Templeton Foreign Fund             Templeton Americas                 Franklin Investment Grade          Connecticut
Templeton Foreign Smaller           Government Securities Fund         Income Fund                       Florida*
 Companies Fund                                                       Franklin Short-Intermediate U.S.   Georgia
Templeton Global                   GROWTH                              Government Securities Fund        Hawaii**
 Infrastructure Fund               Franklin Blue Chip Fund            Franklin U.S. Government           Indiana
Templeton Global                   Franklin California Growth Fund     Securities Fund                   Kentucky
 Opportunities Trust               Franklin DynaTech Fund             Franklin Money Fund                Lousiana
Templeton Global                   Franklin Equity Fund               Franklin Federal Money Fund        Maryland
 Real Estate Fund                  Franklin Gold Fund                                                    Massachesetts***
Templeton Global Smaller           Franklin Growth Fund               FOR NON-U.S. INVESTORS:            Michigan*
 Companies Fund                    Franklin MidCap Growth Fund        Franklin Tax-Advantaged            Minnesota***
Templeton Greater                  Franklin Small Cap Growth Fund      High Yield Securities Fund        Missouri
 European Fund                                                        Franklin Tax-Advantaged            New Jersey
Templeton Growth Fund              GROWTH AND INCOME                   International Bond Fund           New York*
Templeton Latin America            Franklin Asset Allocation Fund     Franklin Tax-Advantaged U.S.       North Carolina
 Fund                              Franklin Balance Sheet              Government Securities Fund        Ohio***
Templeton Pacific                   Investment Fund                                                      Oregon
 Growth Fund                       Franklin Convertible               FOR CORPORATIONS:                  Pennsylvania
Templeton World Fund                Securities Fund                   Franklin Corporate Qualified       Tennessee**
                                   Franklin Equity Income Fund         Dividend Fund                     Texas
GLOBAL GROWTH AND INCOME           Franklin Income Fund                                                  Virginia**
Franklin Global Utilities Fund     Franklin MicroCap Value Fund       FRANKLIN FUNDS SEEKING             Washington**
Franklin Templeton German          Franklin Natural Resources Fund    TAX-FREE INCOME
 Government Bond Fund              Franklin Real Estate               Federal Intermediate-Term          VARIABLE ANNUTIES
Franklin Templeton                  Securities Fund                    Tax-Free Income Fund              Franklin Valuemark(SM)
 Global Currency Fund              Franklin Rising Dividends Fund     Federal Tax-Free Income Fund       Franklin Templeton
Templeton Global Bond Fund         Franklin Strategic Income Fund     High Yield Tax-Free                 Valuemark Income Plus
Templeton Growth and               Franklin Utilities Fund             Income Fund                       (an immediate annuity)
 Income Fund                       Franklin Value Fund                Insured Tax-Free Income Fund
                                   Templeton American Trust, Inc.     Puerto Rico Tax-Free
                                                                       Income Fund
                                                                      Tax-Exempt Money Fund


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.